VIA EDGAR

Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549-0506

Re:	Separate Account VA B
File No. 811-06032, CIK 0000859607
Rule 30b2-1 Filing

Commissioners:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Separate Account VA B, a unit investment trust registered under the Act, recently mailed to its contract owners the Semi Annual report of the underlying funds of the following underlying management investment companies:

•	Transamerica Series Trust, (CIK: 0000778207);

•	American Fund Insurance Series (CIK: 0000814680).

•	AllianceBernstein Variable Products Series Fund, Inc. (CIK: 0000825316);

•	Janus Aspen Series (CIK: 0000906185);

•	MFS® Variable Insurance Trust (CIK: 0000825316);

•	Fidelity Variable Insurance Products Fund (CIK: 0000356494; 0000831016; 0000927384);

•	Franklin Templeton Variable Trust (CIK: 0000837274).

•	BlackRock Variable Series Funds, Inc. (CIK 0000355916).

•	The Huntington Funds (CIK 0000810695).

Securities and Exchange Commission

•	GE Investments Funds, Inc (CIK 0000746687).

•	Vanguard Variable Insurance Fund (CIK# 0000857490)

•	Wanger Advisors Trust (CID# 0000929521)

•	AIM Variable Insurance Funds (Invesco Variable Insurance Funds) (CIK#0000896435)

•	Nationwide Variable Insurance Trust (CIK#0000353905)

This filing constitutes the filing of those reports as required by rule 30b2-1 under the Act.

Pursuant to Rule 30e-1 under the Act, each of the underlying management investment companies has filed or will file its Semi-Annual Report with the Commission via EDGAR. To the extent necessary, these filings are incorporated herein by reference.

Very truly yours,

/s/ Darin D. Smith

Darin D. Smith Vice President
Transamerica Life Insurance Company